UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2018

ENVISION HEALTHCARE CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37955	62-1493316
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On June 10, 2018, Envision Healthcare Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enterprise Parent Holdings Inc., a Delaware corporation (“Parent”), and Enterprise Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent. The Merger Agreement provides that each share of common stock, par value $0.01 per share, of the Company (“Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Common Stock owned by the Company in treasury, Parent, Merger Sub, any wholly owned subsidiary of Parent or Merger Sub or any subsidiary of the Company, and shares of Common Stock owned by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware) will at the Effective Time automatically be cancelled and converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”), subject to applicable withholding taxes.

Pursuant to the Merger Agreement and except as otherwise agreed between Parent and a holder of a Company equity award, as of the Effective Time, each option to purchase shares of Common Stock and each restricted stock award, restricted stock unit award, and deferred stock unit award that is outstanding immediately prior to the Effective Time will become fully vested (to the extent unvested) and be converted into the right to receive an amount in cash equal to the Merger Consideration in respect of each share of Common Stock underlying such award (less, in the case of options, the applicable exercise price). Each performance stock unit award that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive an amount in cash equal to the product of (a) the total number of shares of Common Stock subject to such award immediately prior to the Effective Time (assuming target performance) and (b) the Merger Consideration, payable on such award’s original vesting date, subject to the holder’s continued service through the payment date. Except as otherwise provided in the Merger Agreement, such cash amounts will have vesting and payment terms and conditions that are the same as the vesting and payment terms applicable to the corresponding performance stock unit award.

The Company’s board of directors (the “Company Board”) has unanimously determined that it is fair to and in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and unanimously resolved to recommend that the stockholders of the Company vote to adopt the Merger Agreement.

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others:

•	the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”);

•	the absence of any law, order or injunction of a court of competent jurisdiction or governmental entity prohibiting the consummation of the Merger;

•	the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”);

•	the accuracy of the representations and warranties contained in the Merger Agreement (generally subject to certain materiality qualifiers); and

•	the performance in all material respects by the parties of their respective obligations required by the Merger Agreement to be performed prior to the Effective Time.

In addition, the Merger Agreement provides that, without Parent’s prior written consent, the closing of the Merger (the “Closing”) may not occur until the earlier of (a) October 8, 2018 or (b) the receipt by the Company of a limited number of specified state healthcare-related approvals.

The Merger Agreement contains certain termination rights, including, among others:

•	the right of either party to terminate the Merger Agreement if the Merger is not consummated on or before December 10, 2018, provided that if as of such date (a) all closing conditions are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being capable of being satisfied at the Closing) and the marketing period for Parent’s debt financing has not been completed, or (b) all closing conditions are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being capable of being satisfied at the Closing) except those relating to clearance under the HSR Act or a legal restraint relating to U.S. antitrust law, in each case, such date will be automatically extended for up to two consecutive 60-day periods;

•	the right of the Company to terminate the Merger Agreement (a) if the conditions to Parent’s and Merger Sub’s obligations to consummate the Closing have been satisfied or waived at the time the Closing is required to have occurred pursuant to the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), Parent fails to consummate the Closing by the date that is two business days after the first date upon which Parent is required to consummate the Closing pursuant to the Merger Agreement, and the Company has irrevocably confirmed to Parent in writing that it is prepared to consummate the Closing and that at all times during such two-business day period the Company stood ready, willing and able to consummate the Closing; or (b) prior to obtaining the Company Stockholder Approval in order to enter into a definitive agreement providing for a “Superior Proposal” (as defined in the Merger Agreement) if the Company has complied with certain obligations under the Merger Agreement and paid the Company Termination Fee (defined below) prior to or concurrently with such termination; and

•	the right of Parent to terminate the Merger Agreement (a) prior to obtaining the Company Stockholder Approval if the Company Board changes its recommendation in favor of the Merger or (b) the Company or any of its subsidiaries enters into any letter of intent or agreement providing for an alternative acquisition proposal or the Company Board has authorized or approved the execution of an alternative acquisition proposal.

The Merger Agreement provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $167 million (the “Company Termination Fee”), and under other specified circumstances, Parent will be required to pay the Company a termination fee of $275 million (the “Parent Termination Fee”).

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants:

•	to conduct its business in all material respects in the ordinary course consistent with past practice during the period between the date of the Merger Agreement and the Closing, and not to engage in specified types of transactions during this period, subject to certain exceptions;

•	to convene a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval; and

•	not to solicit alternative acquisition proposals, and subject to certain exceptions, not to engage in discussions or negotiations with respect to such proposals or provide non-public information in connection with such proposals.

The Company Board has committed to recommend that the Company’s stockholders adopt the Merger Agreement and may not withdraw, qualify or modify in a manner adverse to Parent such recommendation or take certain similar actions; provided, however, that the Company may, prior to the time the Company Stockholder Approval is obtained, change such recommendation in connection with a “Superior Proposal” or “Intervening Event” (each as defined in the Merger Agreement), and in the case of a Superior Proposal, terminate the Merger Agreement, if the Company complies with certain notice and other requirements set forth in the Merger Agreement, including the payment of the Company Termination Fee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”). The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

If the Merger is consummated, the Company’s common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

Parent Financing

Parent has obtained equity and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses. KKR Americas Fund XII L.P. has committed to capitalize Parent, immediately prior to the Effective Time, with an aggregate equity contribution of up to $3.5 billion subject to the terms and conditions set forth in an equity commitment letter.

Credit Suisse, Citigroup, Morgan Stanley, Barclays, Goldman Sachs, Jefferies, UBS Investment Bank, RBC, HSBC, Mizuho and KKR Capital Markets (together with certain of their affiliates, the “Lenders”) have agreed to provide Parent with debt financing in an aggregate principal amount of up to $8.05 billion on the terms set forth in a debt commitment letter. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to customary conditions.

Limited Guarantee

Concurrently with the execution of the Merger Agreement, KKR Americas Fund XII L.P. entered into a limited guarantee with the Company, pursuant to which it agreed to guarantee Parent’s obligations to pay, if due, the Parent Termination Fee and certain other specified payments under the Merger Agreement, subject to the terms and conditions set forth in the limited guarantee.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A and accompanying definitive white proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 10, 2018, by and among Enterprise Parent Holdings Inc., Enterprise Merger Sub Inc. and Envision Healthcare Corporation. *

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 10, 2018, by and among Enterprise Parent Holdings Inc., Enterprise Merger Sub Inc. and Envision Healthcare Corporation. *

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Envision Healthcare Corporation

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge
Executive Vice President and Chief Financial Officer

Date: June 13, 2018